UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2024

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41400	87-3100817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Crosby Drive,	Bedford,	MA	01730
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	AZPN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On August 6, 2024, Aspen Technology, Inc. (the “Company” or "AspenTech") issued a press release announcing financial results for the fourth quarter and fiscal year ended June 30, 2024. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01    Other Events.
Russia Business Exit
In June 2024, the United States government announced new expanded sanctions that will prohibit certain commercial activities with customers in Russia. These expanded restrictions impact the sale, service, maintenance, and support (such as bug fixes and updates) of enterprise management software and design and manufacturing software in the Russian market. As a result, the Company recently suspended all commercial activities in Russia. This includes the discontinuation of the following activities: all commercial discussions with customers, initiating and/or processing renewals, providing proposals to customers or selling products or services to customers.
Share Repurchase Authorization
On July 24, 2024, the Company’s Board of Directors approved a share repurchase authorization pursuant to which the Company may repurchase in fiscal 2025 up to $100.0 million in the aggregate of the Company’s outstanding shares of common stock, by means of open market transactions, block transactions, privately negotiated purchase transactions or any other purchase techniques, including 10b5-1 trading plans.
Cautionary Note on Forward-Looking Statements
Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties, and AspenTech undertakes no obligation to update any such statements to reflect later developments. These forward-looking statements include, but are not limited to, our guidance for fiscal 2025, our expectations regarding cash collections, and completion of the new share repurchase authorization announced for fiscal 2025. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “strategy,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “opportunity” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These risks and uncertainties include, without limitation: the failure to realize the anticipated benefits of our transaction with Emerson Electric Co.; risks resulting from our status as a controlled company; our suspension of commercial activities in Russia and the scope, duration and ultimate impact of the Israeli-Hamas conflict; as well as economic and currency conditions, market demand (including adverse changes in the process or other capital-intensive industries, such as materially reduced spending budgets due to oil and gas price declines and volatility), pricing, protection of intellectual property, cybersecurity, natural disasters, tariffs, sanctions, competitive and technological factors, and inflation; and others, as set forth in AspenTech’s most recent Annual Report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The outlook contained herein represents AspenTech’s expectation for its consolidated results, other than as noted herein.
Item 9.01    Financial Statements and Exhibits.
(d)                                 Exhibits

Exhibit No.	Description

99.1	Press release issued by Aspen Technology, Inc. on August 6, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: August 6, 2024	By:	/s/ David Baker
David Baker
Senior Vice President and Chief Financial Officer